Exhibit 10.6

FIRST AMENDMENT
TO
EMPLOYMENT AGREEMENT

The Employment Agreement made as of the 10th day of September, 2001 by and between AvalonBay
Communities, Inc., a Maryland corporation (the “Company”), and Leo S. Horey (“Executive”) is hereby amended as follows:

Section 7(c)(iii)(B) of the Employment Agreement is hereby amended by deleting said subsection in its entirety and substituting thereof the following:

     “(B) Continue to pay the premiums then due or thereafter payable on the whole-life portion of the split-dollar insurance policy referenced under Section 3(d) in accordance with, and to the extent required by, the provisions of the Split Dollar Agreement between the Company and Executive; and”

Section 7(c)(iv) of the Employment Agreement is hereby amended by deleting subsection II in the second paragraph thereof in its entirety and substituting the following in lieu thereof:

     “II. Continue to pay the premiums then due or thereafter payable on the whole-life portion of the split-dollar insurance policy referenced under Section 3(d) in accordance with, and to the extent required by, the provisions of the Split Dollar Agreement between the Company and Executive.”

Section 7(c)(v) of the Employment Agreement is hereby amended by deleting subsection (B) thereof in its entirety and substituting the following in lieu thereof:

     “(B) Continue to pay the premiums then due or thereafter payable on the whole-life portion of the split-dollar insurance policy referenced under Section 3(d) in accordance with, and to the extent required by, the provisions of the Split Dollar Agreement between the Company and Executive; and”

Section 7(c)(vi) of the Employment Agreement is amended by deleting subsection (B) thereof in its entirety and substituting the following in lieu thereof:

     “(B) Continue to pay the premiums then due or thereafter payable on the whole-life portion of the split-dollar insurance policy referenced under Section 3(d) in accordance with, and to the extent required by, the provisions of the Split Dollar Agreement between the Company and Executive; and

Except as amended herein, the Employment Agreement is hereby confirmed in all other respects.

IN WITNESS WHEREOF, this Amendment is entered into this 31st day of March, 2005.

AVALONBAY COMMUNITIES, INC.
By:	/s/ Charlene Rothkopf
Charlene Rothkopf, EVP – Human Resources

/s/ Edward M. Schulman
Edward M. Schulman,
SVP, General Counsel & Secretary

/s/ Leo S. Horey
Executive